                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        BALDWIN TECHNOLOGY COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        BALDWIN TECHNOLOGY COMPANY, INC.

                               12 Commerce Drive
                               Shelton, CT 06484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 11, 2003

To the Stockholders:

     The Annual Meeting of Stockholders of Baldwin Technology Company, Inc. (the "Company") will be held at the Hilton Garden Inn, 25 Old Stratford Road, Shelton, Connecticut on the 11th day of November, 2003 at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To elect three Class I Directors to serve for three-year terms or until their respective successors are elected and qualify.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as of the close of business on September 30, 2003, are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the offices of the Company.

     By Order of the Board of Directors.

                                          Helen P. Oster
                                          Secretary
Shelton, Connecticut
October 20, 2003

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF STOCK PERSONALLY, WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                        BALDWIN TECHNOLOGY COMPANY, INC.

                                PROXY STATEMENT

                                                            Shelton, Connecticut
                                                                October 20, 2003

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Baldwin Technology Company, Inc., a Delaware corporation (the "Company" or "Baldwin"), for use only at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Garden Inn, 25 Old Stratford Road, Shelton, Connecticut on the 11th day of November, 2003 at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and accompanying Proxy will first be given or sent to stockholders is October 21, 2003.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by execution and return of a later-dated Proxy, except as to any matter voted upon prior to such revocation.

     Proxies in the accompanying form will be voted in accordance with the specifications made and, where no specifications are given, will be voted FOR the election as Directors of the nominees named herein and if any one or more of such nominees should become unavailable for election for any reason then FOR the election of any substitute nominee that the Board of Directors of the Company may propose. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware of any other matters to be presented for action at the meeting.

     With regard to the election of Directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be counted as present for purposes of determining the existence of a quorum and will not have any effect on the vote. Abstentions may be specified on all proposals except the election of Directors and will be counted as present for the purposes of determining the existence of a quorum regarding the item on which the abstention is noted. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the outcome of the election of Directors.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), present, in person or by proxy, and entitled to vote at the meeting, voting as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share, is required for the approval of any matters voted upon at the meeting or any adjournment thereof other than the election of Directors. The required votes for the election of Directors is described below under the caption "Voting Securities."

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on September 30, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on September 30, 2003 consisted of 12,828,647 shares of Class A Common Stock and 2,185,883 shares of Class B Common Stock.

     With respect to the election of Directors, the holders of Class A Common Stock, voting as a separate class, are entitled to elect 25% of the total number of Directors (or the nearest higher whole number) constituting the entire Board of Directors. Accordingly, the holders of Class A Common Stock are entitled to elect two of the eight Directors that will constitute the entire Board of Directors. Holders of Class B Common Stock, voting as a separate class, are entitled to elect the remaining Directors, so long as the number of outstanding shares of Class B Common Stock is equal to at least 12.5% of the number of outstanding shares of both classes of Common Stock as of the record date. If the number of outstanding shares of Class B Common Stock is less than 12.5% of the total number of outstanding shares of both classes of Common Stock as of the record date, the remaining directors are elected by the holders of both classes of Common Stock voting together as a single class, with the holders of Class A Common Stock having one vote per share and the holders of Class B Common Stock having ten votes per share. As of September 30, 2003 the number of outstanding shares of Class B Common Stock constituted approximately 14.6% of the total number of outstanding shares of both classes of Common Stock. Accordingly, the holders of Class B Common Stock, voting as a separate class, are entitled to elect six of the eight Directors constituting the entire Board of Directors.

     Except with respect to the election or removal of Directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, the holders of Class A Common Stock and Class B Common Stock vote as a single class on all matters, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of both Class A Common Stock and Class B Common Stock representing a majority of the aggregate number of votes entitled to be cast by both classes together. Abstentions will be considered present and have the effect of a negative vote; broker non-votes will be neither present nor have any effect on the vote on such matters.

     With respect to the election or removal of Directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, a quorum of the stockholders of such class is constituted by the presence, in person or by proxy, of holders of record of such class representing a majority of the number of votes entitled to be cast by such class. As stated above, proxies withheld and broker non-votes will be excluded entirely with respect to the election of Directors and have no effect on the vote thereon.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Class A Common Stock and Class B Common Stock as of August 31, 2003 (except where otherwise noted) based on a review of information filed with the United States Securities and Exchange Commission ("SEC") and the Company's stock records with respect to (a) each person known to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (b) each Director or nominee for a directorship of the Company, (c) each current executive officer of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. Unless otherwise stated, each of such persons has sole voting and investment power with respect to such shares.

                                                                   BENEFICIAL OWNERSHIP
                                                -----------------------------------------------------------
                                                      AMOUNT AND NATURE
                                                        OF OWNERSHIP                     PERCENT OF
NAME AND ADDRESS                                -----------------------------    --------------------------
OF BENEFICIAL OWNER                             CLASS A(1)           CLASS B     CLASS A(1)        CLASS B
-------------------                             ----------          ---------    ----------        --------
Gabelli Asset Management, Inc.(2).............  1,932,600                   0      15.06%                --
  One Corporate Center
  Rye, New York 10580
Akira Hara(3).................................    762,418(4)          330,600(5)    5.88%             14.66%
  Baldwin Japan Limited
  2-4-34 Toyo, Kohtoh-ku
  Tokyo 135, Japan
Royce & Associates, LLC(6)....................    998,700                   0       7.78%                --
  1414 Avenue of the Americas
  New York, New York 10019
Dimensional Fund Advisors Inc.(7).............    838,700                   0       5.30%                --
  1299 Ocean Ave., 11th Floor
  Santa Monica, California 90401
Wendell M. Smith(8)...........................    259,611             524,923       2.02%             24.01%
  10 Manor House
  Smith's FL07, Bermuda
Gerald A. Nathe(3)............................     99,211(4)(9)       405,144(5)       *              17.84%
  Baldwin Technology Company, Inc.                       (10)
  12 Commerce Drive
  Shelton, Connecticut 06484
Jane G. St. John(11)..........................      4,800             404,864          *              18.52%
  P.O. Box 3236
  Blue Jay, California 92317
John T. Heald, Jr.(12)........................     10,700(13)         375,000(14)       *             17.16%
  175 Travertine Trail
  Alpharetta, GA 30022
Vijay C. Tharani..............................    114,408(4)(10)       10,000(15)       *                 *
  Baldwin Technology Company, Inc.
  12 Commerce Drive
  Shelton, Connecticut 06484
Ralph R. Whitney, Jr.(3)......................     13,471(4)          100,529(5)       *               4.60%
  Hammond Kennedy Whitney & Co., Inc.
  230 Park Avenue, Suite 1616
  New York, New York 10169

                                                                   BENEFICIAL OWNERSHIP
                                                -----------------------------------------------------------
                                                      AMOUNT AND NATURE
                                                        OF OWNERSHIP                     PERCENT OF
NAME AND ADDRESS                                -----------------------------    --------------------------
OF BENEFICIAL OWNER                             CLASS A(1)           CLASS B     CLASS A(1)        CLASS B
-------------------                             ----------          ---------    ----------        --------
Judith A. Mulholland(3).......................     54,852(4)(16)          418(5)       *                  *
  4324 Snowberry Lane
  Naples, Florida 34119
Samuel B. Fortenbaugh III(3)..................     33,471(4)              529(5)       *                  *
  1211 Ave. of the Americas, 27th Floor
  New York, New York 10036
Henry F. McInerney(3).........................     16,000(4)                0          *                 --
  Verification Technologies
  85 Westbrook Road
  Centerbrook, Connecticut 06409
Mark T. Becker(3).............................     11,000(4)                0          *                 --
  Sappi Fine Paper Company
  225 Franklin Street, 28th Floor
  Boston, Massachusetts 02110
Karl S. Puehringer............................      6,000                   0          *                 --
  Baldwin Germany GmbH
  Derchinger Strasse 137
  D-86165 Augsburg, Germany
Rolf Bergstrom(3).............................          0                   0         --                 --
  Kilian Zollsgatan 6B
  21756 Malmo, Sweden
Shaun J. Kilfoyle.............................          0                   0         --                 --
  Baldwin Technology Company, Inc.
  12 Commerce Drive
  Shelton, Connecticut 06484
All executive officers and directors of the...  1,110,831(4)(9)       847,220(5)    8.50%             36.17%
  Company as a group (including 11                       (10)(16)
  individuals, named above)(17)

---------------
  * = Less than 1%.

 (1) Each share of Class B Common Stock is convertible at any time, at the option of the holder thereof, into one share of Class A Common Stock. Except as otherwise noted, the amount of shares shown as Class A Common Stock held by a beneficial owner in the table above does not include those shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock held by the beneficial owner. If the shares of Class B Common Stock owned by the individuals named above were converted, their respective Amount of Ownership of Class A Common Stock and their Percent of Class A Common Stock owned would be as follows: Mr. Hara,
     1,093,018 -- 8.23%; Mr. Smith, 784,534 -- 5.88%; Mr. Nathe,
     504,355 -- 3.80%; Mrs. St. John, 409,664 -- 3.10%; Mr. Heald,
     385,700 -- 2.9%; less than 1%: Mr. Tharani, 124,408; Mr. Whitney, 114,000;
     Ms. Mulholland, 55,270; Mr. Fortenbaugh, 34,000; and as to all executive officers and directors of the Company as a group, 1,958,051 -- 14.01%.

 (2) Amount and Nature of Ownership and Percent of Class is based on Amendment No. 14 to Schedule 13D dated September 29, 2003 filed with the SEC reporting beneficial ownership of securities of the Company held by affiliates of the beneficial owner.

 (3) Member of the Board of Directors of the Company.

 (4) Includes shares of Class A Common Stock subject to options which are exercisable within 60 days as follows -- Mr. Nathe, 64,833 shares; Mr. Hara, 128,000 shares; Mr. Fortenbaugh, 13,471 shares; Mr. Whitney, 13,471 shares; Ms. Mulholland, 12,852 shares; Mr. Tharani, 16,666 shares; Mr. Becker, 1,000 shares; Mr. McInerney, 1,000 shares; and as to all executive officers and directors of the Company as a group, 251,293 shares.

 (5) Includes shares of Class B Common Stock subject to options which are exercisable within 60 days as follows -- Mr. Nathe, 85,000; Mr. Hara, 70,000 shares; Mr. Fortenbaugh, 529 shares; Mr. Whitney, 529 shares; Ms. Mulholland, 418 shares; and as to all executive officers and directors of the Company as a group, 156,476 shares.

 (6) Amount and Nature of Ownership is based on a Form 13F filed on August 13, 2003 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, an investment advisor, as of June 30, 2003; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (7) Amount and Nature of Ownership is based on a Form 13F filed on August 8, 2003 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, a registered investment advisor, on behalf of certain funds as of June 30, 2003; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (8) Amount and Nature of Ownership is based on Amendment No. 14 to Schedule 13G filed on February 14, 2003 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner as of December 31, 2002; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (9) Includes 21,000 shares of Class A Common Stock held jointly with Patricia
     A. Nathe, wife of the beneficial owner; does not include 160,000 shares which may be issued pursuant to Mr. Nathe's employment agreement with the Company as more fully described in the Employment Agreements section below.

(10) Includes shares held in the account of the beneficial owner in the Company's profit sharing and savings plan, as of September 30, 2003, as follows: Mr. Tharani, 26,042 shares and Mr. Nathe, 13,378 shares.

(11) Includes 24,000 shares of Class B Common Stock held of record by John St. John, husband of the beneficial owner and 106,932 shares of Class B Common Stock held of record jointly by Mr. and Mrs. St. John; also includes 4,800 shares of Class A Common Stock held by Mr. and Mrs. St. John as custodians for their children.

(12) Resigned as President, Chief Executive Officer and Director of the Company, effective October 25, 2002.

(13) Based on a Form 5 -- Annual Statement of Changes in Beneficial Ownership -- filed by the beneficial owner on August 13, 2002.

(14) Chief Executive Officer of the Company has rights to vote said shares until Mr. Heald's loan from the Company is paid in full.

(15) Shares held jointly with Randy Tharani, wife of the beneficial owner.

(16) Includes 2,000 shares held jointly with Robert Mulholland, husband of the beneficial owner.

(17) Does not include shares of Class A Common Stock owned by Harold W. Gegenheimer, Chairman Emeritus, of the Company.

     To the knowledge of the Company, no arrangement exists, the operation of which might result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation, the Board of Directors (the "Board") is divided into three classes, with each class being as equal in size as possible. One class is elected each year. Directors in each class hold office for a term of three years and until their respective successors are elected and qualified. There are currently eight members of the Company's Board of Directors, the number having been set by the Board of Directors in accordance with the Company's By-laws. Judith A. Mulholland, a Class I Director, and Mark
T. Becker, a Class II Director, were elected by a plurality vote of the outstanding shares of Class A Common Stock. Akira Hara and Ralph R. Whitney, Jr., Class III Directors, were elected by a plurality vote of the outstanding shares of Class B Common Stock. Samuel B. Fortenbaugh III, a Class I Director, and Gerald A. Nathe and Henry F. McInerney, Class II Directors, were elected by a plurality vote of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class. Rolf Bergstrom was elected by the Board as a Class I Director in February, 2003.

     At this year's Annual Meeting, three Directors will be elected to Class I. If elected, their terms will expire at the Annual Meeting in 2006. Samuel B. Fortenbaugh III, Judith A. Mulholland and Rolf Bergstrom, who are currently Class I Directors, have been nominated to serve as Class I Directors. Because the number of shares of Class B Common Stock is equal to at least 12.5% of the number of outstanding shares of both classes of Common Stock as of the record date, Messrs. Fortenbaugh and Bergstrom may be elected by a plurality vote of the outstanding shares of Class B Common Stock present, in person or by proxy, and entitled to vote at the meeting, voting as a separate class, and Ms. Mulholland may be elected by a plurality vote of the outstanding shares of Class A Common Stock present, in person or by proxy, and entitled to vote at the meeting, voting as a separate class.

     The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason be unable to serve, the shares represented by all valid proxies not containing contrary instructions may be voted for the election of such other person as the Board may recommend in place of the nominee that is unable to serve.

     Set forth below are the names of all continuing Directors and nominees and certain biographical information with respect to each such continuing Director and nominee.

NOMINEES FOR ELECTION AT THE 2003 ANNUAL MEETING:

CLASS I

     Samuel B. Fortenbaugh III, age 69, practices law. He is a former Chairman of Morgan Lewis & Bockius LLP, an international law firm. Mr. Fortenbaugh was a senior partner from January 1, 1980 until September 30, 2001 and a senior counsel from October 1, 2001 until August 31, 2002 of that firm. He has served as a Director of the Company since 1987. Mr. Fortenbaugh also serves as a director of Security Capital

Corporation, an employer cost containment-related services, educational services and seasonal products company located in Greenwich, Connecticut.

     Judith A. Mulholland, age 61, has been a Director of the Company since 1994. She is a retired graphic arts industry executive. Until December, 1996, Ms. Mulholland was Vice President of Courier Corporation, a book printer. Ms. Mulholland joined Courier in 1990 as founder and President of The Courier Connection, an electronic integrated publishing service bureau, which is a division of Courier Corporation.

     Rolf Bergstrom, age 60, has served as a Director of the Company since February 2003. Mr. Bergstrom currently serves as Chairman of the Boards of two private Swedish companies, Emotron AB, makers of products for electric motors, and Processprodukter AB, an engineering services company. He is a Board member of two other Swedish companies, Roxtec AB, makers of seals and pipes, and Marka Pac AB, a plastics manufacturer. He has 27 years of combined experience in various positions in Swedish companies, including Perstorp AB, where he was the inventor of the concept of "Pergo" laminated flooring.

CLASS II (Term will expire at the 2004 Annual Meeting)

     Mark T. Becker, age 44, has served as a Director of the Company since November, 2001. Since 2000, Mr. Becker has been Vice President and Chief Financial Officer of Sappi Fine Paper NA, a subsidiary of Sappi Ltd., an international producer of coated woodfree paper, dissolving pulp and forest products. From 1998 through 2000, Mr. Becker served as Chief Financial Officer of Sealed Air Corporation-Europe, a leading global manufacturer of protective and specialty packaging materials and systems. He was Chief Financial
Officer -- Europe of W.R. Grace & Co. from 1996 through 1998.

     Gerald A. Nathe, age 62, has served as Chairman of the Board of the Company since February, 1997. He was Chief Executive Officer from October 1995 through November 2001, and was reappointed to that position in October, 2002. He was President from August 1993 through March 2001 and resumed that office in October, 2002. Mr. Nathe has been a Director since 1987.

     Henry F. McInerney, age 63, has been a Director of the Company since February 2001. He is Chairman and Chief Executive Officer of Verification Technologies, Inc., a private company which markets technology to protect brand equity through detection of counterfeit products and packaging as well as product diversion. From 1995 through 1998, Mr. McInerney was Chief Executive Officer of Earthgro, Inc. From 1984 to 1996, he served as President and Chief Executive Officer of Tetley, Inc., was Chairman of Tetley Canada and served on the Board of J. Lyons in the U.K.

CLASS III (Term will expire at the 2005 Annual Meeting)

     Akira Hara, age 68, is currently a strategic advisor to the Company and Chairman of Baldwin Japan Limited. He has served as a Director of the Company since 1989. He was President of Baldwin Asia Pacific Corporation from 1989 through 2001, Vice President of the Company from 1989 through 1999, President of Baldwin Japan Limited from 1979 through 1999 and President of the Company's Graphic Products and Controls Group from 1997 through 1999.

     Ralph R. Whitney, Jr., age 68, has served as a Director of the Company since 1988. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, Inc., a private capital firm, since 1971 and currently serves as its Chairman. He also serves as a director of First Technology PLC, a manufacturer of bimetal fuses and sensing devices for the automobile industry, Dura Automotive Systems, Inc., an automobile parts manufacturer, Relm Communications, a wireless communications company, and Reinhold Industries, Inc., a composites material manufacturer.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The Directors and executive officers of the Company are as follows:

                NAME                                             POSITION
                ----                                             --------
Gerald A. Nathe......................  Chairman of the Board, President, Chief Executive Officer
                                       and Director(1)
Vijay C. Tharani.....................  Vice President, Chief Financial Officer and Treasurer
Karl S. Puehringer...................  Vice President
Shaun J. Kilfoyle....................  Vice President
Rolf Bergstrom.......................  Director
Akira Hara...........................  Director(1)
Samuel B. Fortenbaugh III............  Director(2)
Henry F. McInerney...................  Director(2)
Judith A. Mulholland.................  Director(2)
Mark T. Becker.......................  Director(3)
Ralph R. Whitney, Jr.................  Director(1)(3)

---------------

(1) Member of the Executive Committee.

(2) Member of the Compensation and Stock Option Committee.

(3) Member of the Audit Committee.

     Vijay C. Tharani, age 40, has been Vice President, Chief Financial Officer and Treasurer of the Company since June 2001. Previously, Mr. Tharani was Vice President and Chief Financial Officer at Weigh-Tronix, LLC, a manufacturer of industrial weighing systems. From 1995 to 1998, Mr. Tharani was Vice President of Finance for the International Division of Fisher Scientific, Inc., a global distributor of laboratory chemicals, supplies and equipment. Prior to that time, he held various finance positions with RJR Nabisco and Pillsbury, Inc.

     Karl S. Puehringer, age 38, was elected a Vice President of the Company in November 2001 and is now responsible for the Company's European operations. Prior to joining Baldwin, Mr. Puehringer served as a Manager at A.T. Kearney in Munich where he was responsible for project management from 1999 to 2001. From 1996 to 1999, he was President and a Director of Voest-Alpine MCE, Indonesia, and from 1993 to 1996, he was Managing Director of Voest-Alpine Ice, Mexico.

     Shaun J. Kilfoyle, age 49, was elected Vice President of the Company in November, 2002. He is responsible for the Company's operations in the Americas. Prior to re-joining Baldwin in September, 2001, Mr. Kilfoyle was Vice President and Group Publisher of the Printing, Packaging and Design (Publishing, Data and Research) Unit of Cahner Business Information, a division of Reed Elsevier. Previously, Mr. Kilfoyle held various marketing and business management positions at a subsidiary of the Company from 1984 to 1997.

     All of the Company's officers are elected annually by the Board of Directors and hold office at the pleasure of the Board of Directors.

     See "Election of Directors" for biographies relating to Directors.

BOARD OF DIRECTORS

     The Board of Directors has responsibility for establishing broad corporate policies and for overseeing the management of the Company, but is not involved in day-to-day operations. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports presented at Board and Committee meetings. During the fiscal year ended June 30, 2003, the Board held six regular scheduled meetings, six special meetings and acted by Written Consent twice. Each of the Directors attended at least 75% of the meetings of the Board and the Committees on which they serve.

     The Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of the American Stock Exchange.

COMPENSATION OF DIRECTORS

     Directors who were not employees of the Company received a $16,000 annual retainer and a fee of $1,000 for each meeting they attended of the Board of Directors or the Committee on which they served during the fiscal year ended June 30, 2003. However, no fee is paid for a Committee meeting held in conjunction with a Board meeting.

     Non-employee Directors also received annual awards of stock options under the Company's 1990 Directors' Stock Option Plan (the "1990 Plan"), until the 1990 Plan was terminated in November 1998. From 1990 through 1997, each year, on the third day following the Company's Annual Meeting of Stockholders, every eligible Director was automatically granted an option to purchase 1,000 shares of Common Stock, allocated between Class A Common Stock and Class B Common Stock in the same ratio as there were shares outstanding of Class A Common Stock to shares of Class B Common Stock on such day. Under the 1990 Plan, options to purchase 32,923 shares of Class A Common Stock and 4,077 shares of Class B Common Stock were granted, of which options to purchase 12,524 shares of Class A Common Stock and 1,476 shares of Class B Common Stock remain outstanding, at exercise prices ranging from $2.56 to $5.50 per share for the options to purchase Class A Common Stock and at $3.20 to $6.88 per share for the options to purchase Class B Common Stock. Of the current Directors of the Company who received option grants under the 1990 Plan, two Directors were granted options to purchase 7,115 shares of Class A Common Stock and 885 shares of Class B Common Stock; and one Director was granted options to purchase 3,582 shares of Class A Common Stock and 418 shares of Class B Common Stock.

     The 1998 Non-Employee Stock Option Plan (the "1998 Plan") was adopted at the 1998 Annual Meeting of Stockholders and terminated in November 2001. From 1998 through 2001, non-employee Directors received annual awards of stock options under the 1998 Plan. Each year, following the Company's Annual Meeting of Stockholders, every eligible Director was automatically granted an option to purchase 3,000 shares of Class A Common Stock. Under the 1998 Plan, options to purchase 66,000 shares of Class A Common Stock were granted, of which options to purchase 42,000 shares of Class A Common Stock remain outstanding, at exercise prices ranging from $1.13 to $5.50 per share. Of the current Directors of the Company who received option grants under the 1998 Plan, three Directors were granted options to purchase 12,000 shares each and two Directors were granted options to purchase 3,000 shares each.

     The 1996 Stock Option Plan (the "1996 Plan") was amended at the 2002 Annual Meeting of Stockholders. Under the 1996 Plan, as amended, each year, on the day following the Company's Annual Meeting of Stockholders, every non-employee Director is automatically granted an option to purchase 5,000 shares of Class A Common Stock. Under the 1996 Plan, as amended, options to purchase 25,000 shares of Class A Common Stock were granted to non-employee Directors, and remain outstanding, at an exercise price of $0.58 per share. Of the Directors of the Company who received option grants under the 1996 Plan, as amended, five Directors were granted options to purchase 5,000 shares each.

     Gerald A. Nathe, Chairman, President and Chief Executive Officer of the Company, has an employment agreement with the Company, as described in detail in the Employment Agreements section below.

EXECUTIVE COMMITTEE

     The Executive Committee meets on call and has authority to act on most matters during the intervals between Board meetings. During the fiscal year ended June 30, 2003, the Executive Committee did not hold any meetings but acted by written consent three times. The Executive Committee presently consists of Gerald A. Nathe (Chairman), Akira Hara and Ralph R. Whitney, Jr.

AUDIT COMMITTEE

     The Audit Committee assists the Board in ensuring the quality and integrity of the Company's financial statements, and that a proper system of accounting, internal controls and reporting practices are maintained by the Company. During the fiscal year ended June 30, 2003, the Audit Committee met five times. During the fiscal year ended June 30, 2000, the Audit Committee adopted a charter, a copy of which was attached to the Company's Proxy Statement dated October 15, 2000 as Exhibit A. The Audit Committee presently consists of Mark T. Becker (Chairman) and Ralph R. Whitney, Jr.

COMPENSATION AND STOCK OPTION COMMITTEE

     The Compensation and Stock Option Committee has the responsibility for establishing the compensation arrangements for the executive officers of the Company. During the fiscal year ended June 30, 2003, the Compensation and Stock Option Committee met four times. The Compensation and Stock Option Committee also administers the Amended and Restated 1986 Stock Option Plan and the 1996 Stock Option Plan, as amended. The Compensation and Stock Option Committee presently consists of Henry F. McInerney (Chairman), Samuel B. Fortenbaugh III and Judith A. Mulholland.

NOMINATING COMMITTEE

     The Board does not have a nominating committee, but acts, as a whole, in performing the functions of such a committee. The Executive Committee has the responsibility for recommending to the Board candidates to be considered for nomination to the Board of Directors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The committee operates under a written charter adopted by the Board. The committee is comprised of two non-employee directors, both of whom are "independent" as defined by the rules of the American Stock Exchange as in effect on the date of this report. In addition, the Board has determined that at least one member of the committee meets the American Stock Exchange requirement of having accounting or related financial management expertise.

     In performing its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2003, with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants. Management has the primary responsibility for the financial statements and the reporting process. PwC is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

     The committee has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries, which are included as Item 8 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, with management of the Company and PwC.

     The committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 and has discussed with PwC its independence from the Company. The committee considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining the independence of PwC and concluded that the independence of PwC is not compromised by the provision of such services.

     Based on the review and discussions with management of the Company and PwC referred to above, the Audit Committee has recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and subsidiaries for the fiscal year ended June 30, 2003 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

                                          THE AUDIT COMMITTEE
                                          Mark T. Becker, Chairman
                                          Ralph R. Whitney, Jr.

                       COMPENSATION OF EXECUTIVE OFFICERS

    COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors (the "Committee") is comprised of three non-employee Directors of the Company. The Committee has the responsibility for establishing the salary, incentive compensation, non-wage benefits and perquisites of the Chief Executive Officer and each of the other executive officers of the Company.

     Set forth below is a report submitted by the members of the Committee addressing the Company's compensation policies for the fiscal year ended June 30, 2003 ("Fiscal 2003") as they affected the executive officers of the Company.

    Philosophy

     The Company is committed to increasing shareholder value through employee excellence. The Board, the Committee, and management all recognize the critical relationship between an employee's knowledge, skill, experience and the success of the Company. As modified effective July 1 2002, the Company's Management Incentive Compensation Plan (MICP) is designed to reward, recognize and motivate all Executive Officers and key management employees for their contributions on a corporate-wide and personal basis.

    Executive Officers' Disclosure

     GENERAL. For each of the executive officers of the Company named in the Summary Compensation Table below, compensation consists of base salary (which is set by the officer's employment agreement), a bonus (which was calculated in accordance with the MICP referred to in the Philosophy section above), stock options (which are tied to the long-term performance of the Company, as reflected by its stock price), and other perquisites. Certain of these executive officers also have supplemental retirement benefits reported in the Supplemental Retirement Benefits section below.

     FISCAL 2003 COMPENSATION. Mr. Vijay C. Tharani joined the Company in June 2001 and was elected Vice President, Chief Financial Officer and Treasurer. His base salary is set by an employment agreement with the Company, effective as of June 18, 2001. During Fiscal 2003, due to the Company's overall performance level, Mr. Tharani took a voluntary ten (10%) percent reduction in salary and received no bonus. He was granted options to purchase 30,000 shares of Class A Common Stock of the Company in recognition of his performance in carrying out his duties and responsibilities as Chief Financial Officer.

     Mr. Karl S. Puehringer joined the Company in November 2001 and was elected a Vice President. He is now responsible for Baldwin's European operations. His base salary is set by an employment agreement with the Company, effective as of November 1, 2001. During Fiscal 2003, due to the Company's overall performance level, Mr. Puehringer took a voluntary ten (10%) percent reduction in salary and received no bonus. He was granted options to purchase 30,000 shares of Class A Common Stock of the Company in recognition of his performance in carrying out his duties and responsibilities as Vice President.

     Mr. Shaun J. Kilfoyle re-joined the Company in September, 2001 and was elected a Vice President in November, 2002. He is now responsible for Baldwin's Americas operations. His base salary is set by an employment agreement with the Company, effective as of January 1, 2003. During Fiscal 2003, due to the

Company's overall performance level, Mr. Kilfoyle took a voluntary ten (10%) percent reduction in salary. He was paid the second installment of a sign-on bonus as reflected in the Summary Compensation Table below. He was also granted options to purchase 28,000 shares of Class A Common Stock of the Company in recognition of his performance in carrying out his duties and responsibilities as Vice President.

     CEO Disclosure

     Mr. Nathe's base salary is set by his employment agreement with the Company (see the Employment Agreements section below). During Fiscal 2003, due to the Company's overall performance level, Mr. Nathe took a voluntary ten (10%) percent reduction in salary and received no bonus. Also during Fiscal 2003, Mr. Nathe's employment agreement was amended to reflect, among other things, a reduction in the total present value amount of deferred compensation benefits payable by the Company to Mr. Nathe by $750,000 in exchange for an equal reduction in the principal amount of the loan payable by Mr. Nathe to the Company (see "Certain Transactions" below). This amount is included in "Other Compensation" for Mr. Nathe in the Summary Compensation Table below. Mr. Nathe was responsible for his own personal taxes on this transaction.

     From November 13, 2001 until his resignation during Fiscal 2003, Mr. John Heald served as Chief Executive Officer of the Company. His base salary was set by his employment agreement with the Company. In October 2001, the Company made a loan to Mr. Heald in the principal amount of $675,000 which Mr. Heald used to purchase shares of Class B Common Stock of the Company. On October 25, 2002, Mr. Heald resigned as President, Chief Executive Officer and a Director of the Company. On November 21, 2002, the Company agreed to reduce by $225,000 the principal amount of the loan in exchange for Mr. Heald relinquishing his right to receive supplemental retirement benefits from the Company in the same amount.

     Deductibility of Compensation under Federal Income Taxes

     Based on currently prevailing authority, including Treasury Regulations issued in December, 1995, and in consultation with outside tax and legal experts, the Committee has determined that it is unlikely that the Company will pay any amounts with respect to the fiscal year ending June 30, 2003 ("Fiscal 2003") that would result in the loss of a federal income tax deduction under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly has not recommended that any special actions be taken, or plans or programs be revised at this time in light of such tax law provision (except that the Company intends that stock options granted under the 1996 Stock Option Plan have an exercise price which is the fair market value of the stock on the date of grant and that such options qualify as "performance-based compensation" under Section 162(m) of the Code).

                                          THE COMPENSATION AND STOCK OPTION
                                          COMMITTEE
                                          Henry F. McInerney, Chairman
                                          Judith A. Mulholland
                                          Samuel B. Fortenbaugh III

EXECUTIVE COMPENSATION

     The following table sets forth the total remuneration paid to the Company's Chief Executive Officer and to each of the most highly compensated executive officers of the Company for the fiscal years ended June 30, 2003, 2002 and 2001, respectively, and includes remuneration in respect of all elements indicated from all sources, including affiliates of the Company.

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION
                                           ---------------------------------------------
NAME AND                                                                  OTHER ANNUAL       ALL OTHER
PRINCIPAL POSITION                         YEAR    SALARY    BONUS(1)    COMPENSATION(2)    COMPENSATION
------------------                         ----   --------   ---------   ---------------    ------------
John T. Heald,(3)........................  2003   $140,875        -0-            -0-          $248,467(4)
  former President and Chief               2002   $350,000        -0-            -0-          $ 30,286(4)
  Executive Officer                        2001   $107,692        -0-            -0-               -0-

Gerald A. Nathe(5).......................  2003   $227,408        -0-            -0-          $784,925(6)
  Chairman of the Board, President         2002   $272,116        -0-            -0-          $147,382
  and Chief Executive Officer              2001   $328,027        -0-        $36,044          $130,155
Vijay C. Tharani(7)......................  2003   $218,315        -0-            -0-          $ 13,927(8)
  Vice President, Chief Financial          2002   $249,231    $30,000            -0-          $ 12,345(8)
  Officer and Treasurer

Shaun J. Kilfoyle(9).....................  2003   $152,714    $10,000(10)         -0-         $  4,752(11)
  Vice President

Karl S. Puehringer(12)...................  2003   $225,749        -0-            -0-          $ 14,753(13)
  Vice President                           2002   $123,589    $24,786            -0-          $  1,944

---------------
 (1) No bonuses were earned for Fiscal 2003.

 (2) Does not include supplemental retirement benefits or deferred compensation benefits as set forth in the Supplemental Retirement Benefits section below.

 (3) Resigned as President, Chief Executive Officer and a Director on October 25, 2002.

 (4) Includes for Fiscal 2003, $225,000 reduction in principal loan value in exchange for reduction in supplemental retirement benefits, $900 legal fees, $13,040 life insurance, $6,027 car allowance and a Company contribution of $3,500 to the named individual's 401(k) profit sharing and savings plan account. Does not include $120,507 paid by the Company during Fiscal 2002 to reimburse Mr. Heald for his moving expenses or $100,810 paid by the Company during Fiscal 2003 to reimburse Mr. Heald for additional income taxes he will incur in connection with the Company's reimbursement of his moving expenses.

 (5) Was Chairman of the Board during Fiscal 2003; elected President and Chief Executive Officer on October 25, 2002.

 (6) Includes $750,000 reduction in principal loan value in exchange for reduction in present value of future supplemental retirement benefits, $6,204 long-term disability, $8,383 legal fees, $13,160 life insurance, $2,678 auto allowance, and a Company contribution of $4,500 to the named individual's 401(k) profit sharing and savings plan account.

 (7) Employment commenced June 18, 2001.

 (8) Includes $1,882 long-term disability, $1,165 life insurance, $2,520 auto allowance, and a Company contribution of $8,360 to the named individual's 401(k) profit sharing and savings plan account. Does not include $114,391 paid by the Company during Fiscal 2002 to reimburse Mr. Tharani for his moving expenses or $105,380 paid by the Company during Fiscal 2003 to reimburse Mr. Tharani for additional income taxes he will incur in connection with the Company's reimbursement of his moving expenses.

 (9) Named Vice President in November 2002.

(10) Portion of sign-on bonus paid in Fiscal 2003.

(11) Includes $171 auto allowance, and a Company contribution of $4,581 to the named individual's 401(k) profit sharing and savings plan account.

(12) Mr. Puehringer's salary and benefit amounts are translated from EUROs at the exchange rate in effect on June 30, 2003.

(13) Includes $1,400 life insurance and $16,165 auto allowance.

     The following table sets forth certain information relating to options granted during Fiscal 2003 to purchase shares of Class A Common Stock of the Company, pursuant to the Company's 1996 Stock Option Plan (the "Plan"), as amended. These options become exercisable in three equal annual installments beginning on the second anniversary of the date of grant, subject to acceleration as set forth in the Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL
                                            GRANTS
                                        --------------                        POTENTIAL REALIZABLE
                                          % OF TOTAL                          VALUE(3) AT ASSUMED
                                         OPTIONS/SARS                     ANNUAL RATES OF STOCK PRICE
                                        GRANTED TO ALL                  APPRECIATION FOR OPTION TERM(4)
                         OPTIONS/SARS    OPTIONEES IN    EXERCISE    --------------------------------------
                           GRANTED          FISCAL         PRICE     EXPIRATION
         NAME               (#/SH)         YEAR(1)       ($/SH)(2)      DATE      0%(5)     5%        10%
         ----            ------------   --------------   ---------   ----------   -----   -------   -------
Gerald A. Nathe........          0                                                 $0
Vijay C. Tharani.......     30,000           16.71%        $0.82     08/13/2012    $0     $15,471   $39,206
Shaun J. Kilfoyle......     28,000           15.60%        $0.82     08/13/2012    $0     $14,439   $36,592
Karl S. Puehringer.....     30,000           16.71%        $0.82     08/13/2012    $0     $15,471   $39,206

---------------
(1) Options to purchase a total of 179,500 shares of Class A Common Stock were granted under the Plan to all optionees as a group during the fiscal year ended June 30, 2003. Of this amount, an aggregate of 25,000 were granted to Directors, and the balance to employees.

(2) The exercise price represents the closing price of the Company's Class A Common Stock as traded on the American Stock Exchange on the date of grant.

(3) The dollar amounts under the potential realizable values columns use the 0%, 5% and 10% rates of appreciation as permitted by the Securities and Exchange Commission, and are not intended to forecast actual future appreciation in the Company's stock price. Actual gains, if any, on stock options are dependent on the future performance of the Company's stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4) All stock options granted during Fiscal 2003 were for a ten (10) year term.

(5) No gain to the optionee is possible without an increase in the stock price, which would benefit all stockholders commensurately. A zero percent gain in stock appreciation will result in zero dollars for the optionee.

     The following table provides information concerning each option exercised during Fiscal 2003 by each of the executive officers named in the Summary Compensation Table and the fiscal year-end values of unexercised options held by such executive officers granted pursuant to the Plan or pursuant to the Company's 1986 Stock Option Plan:

                   AGGREGATED OPTION EXERCISES IN FISCAL 2003
                           AND YEAR-END OPTION VALUES

                                                                                                VALUE OF
                                                                                              UNEXERCISED
                                                                                              IN-THE-MONEY
                                                                                              OPTIONS/SARS
                                                                NUMBER OF UNEXERCISED       AT FY-END($)(2)
                                                                    OPTIONS/SARS          --------------------
                                 SHARES                             AT FY-END(#)
                               ACQUIRED ON       VALUE        -------------------------       EXERCISABLE/
            NAME               EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE      UNEXERCISABLE
            ----               -----------   --------------   -------------------------   --------------------
Gerald A. Nathe..............      -0-            -0-          251,500 / 40,000 Class A        $0 / $0 Class A
                                                                     85,000 / 0 Class B        $0 / $0 Class B
Vijay C. Tharani.............      -0-            -0-                0 / 80,000 Class A        $0 / $0 Class A
Shaun J. Kilfoyle............      -0-            -0-                0 / 28,000 Class A        $0 / $0 Class A
Karl S. Puehringer...........      -0-            -0-                0 / 55,000 Class A        $0 / $0 Class A

---------------
(1) Market value of underlying securities at exercise minus the exercise price.

(2) Where the value shown is zero, the exercise prices of all outstanding stock options at fiscal year end were greater than the fair market value of the Company's Class A Common Stock on the last day of Fiscal 2003 ($0.64), or in the case of the Company's Class B Common Stock, 125% of the fair market value of the Company's Class A Common Stock ($0.80).

                        SUPPLEMENTAL RETIREMENT BENEFITS

     Mr. Nathe is entitled to deferred compensation benefits in accordance with his employment agreement; Messrs. Tharani and Puehringer are entitled to supplemental retirement benefits in accordance with their respective employment agreements.

     Mr. Nathe's employment agreement as amended provides for deferred compensation to be paid to him or his estate for 15 years or life, whichever is longer, upon termination of his employment and subject to a vesting schedule as set forth in said employment agreement. The amount accrued by the Company on behalf of Mr. Nathe in connection with this benefit during Fiscal 2003 was $505,995. The amount of the annual deferred compensation benefit which was to be paid to Mr. Nathe was estimated at $174,649. In August, 2002, Mr. Nathe's employment agreement was amended to include, among other things, a reduction in the total amount of deferred compensation payable by the Company to Mr. Nathe by $750,000 in exchange for an equal reduction in the principal amount of a note payable from Mr. Nathe to the Company (see "Certain Transactions" below); consequently, the amount of the annual deferred compensation benefit which will be paid to Mr. Nathe is now estimated at $102,000.

     Mr. Tharani's employment agreement provides for a supplemental retirement benefit to be accrued at $5,066 per month. The aggregate amount accrued will be paid to him or his estate for ten (10) years, upon termination of his employment and subject to a vesting schedule as set forth in said employment agreement. The amount accrued by the Company on behalf of Mr. Tharani in connection with this benefit during Fiscal 2003 was $60,792. When fully vested (after June 18, 2006), the estimated annual supplemental retirement benefit will be $60,792.

     Mr. Puehringer's employment agreement provides for a supplemental retirement benefit to be paid to him or his estate for ten (10) years, upon termination of his employment and subject to a vesting schedule as set forth in said employment agreement. The amount of the annual benefit to be paid to Mr. Puehringer will be 30% of Mr. Puehringer's base salary for his last three (3) years under his employment agreement. The amount accrued by the Company on behalf of Mr. Puehringer in connection with this benefit during Fiscal 2003 was $98,537. When fully vested (after November 1, 2006), the estimated annual supplemental retirement benefit will be $76,044.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Samuel B. Fortenbaugh III, a Director of the Company who serves on the Compensation and Stock Option Committee, was from October 1, 2001 until August 31, 2002 a Senior Counsel, and until September 30, 2001, a partner in the law firm of Morgan, Lewis & Bockius LLP, which provides legal services to the Company. Mr. Fortenbaugh also serves as counsel to the Company.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Class A Common Stock for the five fiscal years ended June 30, 2003 with the cumulative total return of the American Stock Exchange Market Value Index and a peer group based on selected companies from the Standard Industrial Classification ("SIC") Code 3555 -- Special Industry Machinery, Printing Trades Machinery and Equipment. The companies included in the peer group are: Baldwin Technology Company, Inc., Delphax Technologies Inc., Gunther International Ltd., Presstek Inc. and Scitex Ltd. The comparison assumes $100 was invested on June 30, 1998 in the Company's Class A Common Stock and in each of the foregoing indices and assumes reinvestment of all dividends. Total stockholder return is calculated using the closing price of the stock on the last trade date of each fiscal year. The stock price performance shown is not intended to forecast or be indicative of the possible future performance of the Company's stock.

            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(*) AMONG
         BALDWIN TECHNOLOGY COMPANY, INC., THE AMEX MARKET VALUE INDEX,
                                AND A PEER GROUP
(BALDWIN, PEER, AMEX COMPARISON CHART)

                                                   BALDWIN TECHNOLOGY
                                                      COMPANY, INC.                PEER GROUP               AMEX MARKET VALUE
                                                   ------------------              ----------               -----------------
6/98                                                     100.00                      100.00                      100.00
6/99                                                      50.00                       70.25                      112.71
6/00                                                      36.17                      103.38                      132.81
6/01                                                      20.43                       70.08                      120.30
6/02                                                      24.00                       25.69                      100.36
6/03                                                      10.89                       32.88                      105.70

EMPLOYMENT AGREEMENTS

     Effective March 19, 2001, the Company entered into a new employment agreement with Gerald A. Nathe, its Chairman (then President and Chief Executive Officer), replacing an earlier agreement dated November 25, 1997. This agreement was amended on February 26, 2002, August 13, 2002 and again on

July 11, 2003; it expires August 5, 2005. The new agreement, as amended, provides that Mr. Nathe will be paid (x) an annual salary of no less than $300,000 (Mr. Nathe has declined to accept this amount and is currently drawing an annual salary of $250,000), (y) annual incentive compensation in an amount determined under the Management Incentive Compensation Plan, and (z) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Nathe, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause (z) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company or change in control or liquidation of the Company, or (ii) the failure by the Company to observe or comply in any material respect with any of the provisions of the employment agreement, Mr. Nathe may, within six months of any such event, treat such event as a termination, without cause, of his employment by the Company. The employment agreement, as amended, also provides for (a) the payment of annual deferred compensation to Mr. Nathe in the amount of $102,000 following the termination of his employment with the Company, (b) the Company making an interest bearing loan to Mr. Nathe, in the amount of approximately $750,000 to facilitate the purchase by Mr. Nathe of Class B Common Stock of the Company from an unrelated party with the loan secured by a pledge of the purchased shares of the Company's Class B Common Stock, and (c) the transfer by the Company to Mr. Nathe, at no cost to Mr. Nathe, of up to one hundred sixty thousand shares of the Company's Class A Common Stock, in four equal installments of 40,000 shares each, when, in the case of the first such installment, the market value of the Company's Class A Common Stock has attained $7.875 per share and, in the case of each subsequent installment, such market value increases by $2.00 per share over the market value at which the previous installment was earned. Mr. Nathe has agreed that, for a period of three years after the termination of his employment under the employment agreement, he will not compete, directly or indirectly, with the Company. The employment agreement provides that upon Mr. Nathe's death the Company use a portion of the proceeds of life insurance on Mr. Nathe's life to buy back from his estate his shares of Class B Common Stock at fair market value, with the understanding that Mr. Nathe's estate repay his loan from the Company, together with interest due.

     Effective November 1, 2001, the Company entered into an employment agreement with Karl S. Puehringer, its Vice President of Operations, which was amended effective May 12, 2003. The employment agreement, as amended, provides for (a) a minimum base salary of 190,000 Euros to be paid to Mr. Puehringer, (b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, and
(d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Puehringer, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause
(d) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company or (ii) change in control or
(iii) liquidation of the Company, or (iv) a material diminution in Mr. Puehringer's duties, then in each such case, Mr. Puehringer will receive a severance payment in an amount equal to his then annual base salary. The agreement is for a term of five (5) years, and unless terminated with one year's prior written notice, will automatically extend for additional three (3) year terms.

     Effective June 2001, the Company entered into an employment agreement with Vijay C. Tharani, its Vice President, Chief Financial Officer and Treasurer. The employment agreement provides for (a) a minimum base salary of $240,000 to be paid to Mr. Tharani, (b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, (d) Company loans to purchase stock, and (e) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Tharani, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause (e) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company or (ii) change in control or (iii) liquidation of the Company, or (iv) a material diminution in Mr. Tharani's duties, in each case, Mr. Tharani may, within six months of any such event, treat such event as a termination, without cause, of his employment by the Company and be entitled to severance pay in an amount equal to his then current annual base salary. The agreement is for a term of three (3) years unless extended or terminated.

     Effective January 1, 2003, the Company entered into an employment agreement with Shaun J. Kilfoyle, its Vice President of Marketing and Strategic Planning. The employment agreement provides for (a) a minimum base salary of $170,000 to be paid to Mr. Kilfoyle, (b) incentive compensation under the Company's Management Compensation Plan, and (c) certain amounts upon termination of employment, such amounts to depend upon whether the termination was with or without cause. In addition, in the event of any merger or consolidation by the Company with or into any other entity or any sale by the Company of substantially all of its assets or the adoption by the Company of any plan of liquidation, Mr. Kilfoyle may receive a severance payment in an amount equal to his then current annual base salary.

                              CERTAIN TRANSACTIONS

     The Company retains Samuel B. Fortenbaugh III, a Director of the Company, as its legal counsel. The law firm of Morgan, Lewis & Bockius LLP also provides legal services to the Company. Mr. Fortenbaugh was, until September 30, 2001 a partner, and, from October 1, 2001 until August 31, 2002, a senior counsel, of Morgan, Lewis & Bockius LLP.

     On November 30, 1993, the Company entered into a loan and pledge agreement with Gerald A. Nathe, President, Chief Executive Officer and a Director of the Company, pursuant to which the Company loaned Mr. Nathe $1,817,321 to enable him to purchase 315,144 shares of the Company's Class B Common Stock from a non-employee stockholder. The loan was evidenced by a recourse demand promissory note bearing interest equal to the 3-Month LIBOR rate plus 1.25%, such rate to be reset on the first day of each succeeding January, April, July and October, and secured by such purchased shares. The maximum amount of the loan outstanding, including interest, during the year ended June 30, 2003 was $1,553,000. In February, 2002, the Company and Mr. Nathe amended the loan and pledge agreement and Mr. Nathe issued a substitute recourse demand promissory note for $1,500,000, the outstanding principal balance on the date thereof, with interest payable annually at a rate of 5%. In August, 2002, the Company and Mr. Nathe amended the loan and pledge agreement and Mr. Nathe issued a substitute recourse demand promissory note for $750,000 to evidence reduction of the outstanding principal and interest due from Mr. Nathe on the loan by $750,000 in exchange for an equal reduction in deferred compensation payments to be made by the Company to Mr. Nathe. The reduction represented the then-present value of a portion of Mr. Nathe's deferred compensation benefit that had accrued to Mr. Nathe, and is included as income to Mr. Nathe for Fiscal 2003 in "All Other

Compensation" in the Summary Compensation Table above. Mr. Nathe was responsible for and paid all income taxes associated with the exchange.

     On October 17, 2001, the Company entered into a loan and pledge agreement with John T. Heald, Jr., then President and Chief Executive Officer and a Director of the Company, pursuant to which the Company loaned Mr. Heald $675,000 to enable him to purchase 375,000 shares of Class B Common Stock from the Company. The loan was evidenced by a recourse demand promissory note bearing interest at five (5%) percent per annum. The maximum amount of the loan outstanding, including interest, during the year ended June 30, 2003 was $711,893. In connection with Mr. Heald's resignation as President, Chief Executive Officer and a Director of the Company in October, 2002, the Company and Mr. Heald agreed to amend the loan and pledge agreement to evidence a reduction in the principal amount of the loan due from Mr. Heald by $225,000 in exchange for a reduction, by an equal amount, in the amount of deferred compensation benefits due by the Company to Mr. Heald. The reduction represented the then present value of the vested portion of Mr. Heald's deferred compensation benefit that had accrued to Mr. Heald, and is included as income to Mr. Heald for 2003 in "All Other Compensation" in the Summary Compensation Table above. Mr. Heald has appointed the Chief Executive Officer of the Company his revocable proxy to vote the Class B Common Stock which he pledged as collateral for the loan, so long as any amounts of principal or interest remain outstanding under said loan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP audited the accounts of the Company for the fiscal year ended June 30, 2003. PricewaterhouseCoopers LLP or its predecessor, Price Waterhouse LLP has audited the accounts of the Company since 1968. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, as well as statutory audits, audit of the domestic pension plan and accounting consultations and review of documents filed with the SEC were $574,000. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than audit fees, for the fiscal year ended June 30, 2003 were $625,000. The vast majority of these fees relate to tax activities, a portion of which were associated with refinancing activities, as well as certain due diligence services. The Audit Committee considered the fees for non-audit services in relation to their assessment of the independence of PricewaterhouseCoopers LLP. The Company paid no fees to PricewaterhouseCoopers LLP for financial information systems design and implementation.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be provided with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the Company's 2004 proxy statement provided they are received by the Company no later than June 23, 2004 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                    GENERAL

     So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the Proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

              SECTION 16(A) BENEFICIAL OWNERSHIP REPORT COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Company, the Securities and Exchange Commission, and the American Stock Exchange initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During Fiscal 2003, to the best of the Company's knowledge, all required reports were filed on a timely basis. In making this statement, the Company has relied on the written representations of its directors and executive officers and copies of the reports provided to the Company.

                               OTHER INFORMATION

     The cost of solicitation of Proxies will be borne by the Company. Solicitation of Proxies may be made by mail, personal interview, telephone and facsimile by officers, directors and regular employees of the Company.

                                          Helen P. Oster
                                          Secretary

                                 REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[x]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 11, 2003
                              CLASS A COMMON STOCK

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Hilton Garden Inn, 25 Old Stratford Road, Shelton, Connecticut on November 11, 2003 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.



                                                                           WITH-
                                                                 FOR       HOLD

1.    To elect one Class I Director to serve for a three-year
      term or until her successor is elected and qualified:      [ ]        [ ]

            JUDITH A. MULHOLLAND


2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ------------>    [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ------------>    [ ]


                                             -----------------------------------
        Please be sure to sign and date      Date
         this Proxy in the box below.
--------------------------------------------------------------------------------



------ Stockholder sign above -------------- Co-holder (if any) sign above -----


--------------------------------------------------------------------------------
  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -
                        BALDWIN TECHNOLOGY COMPANY, INC.

--------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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
                                 REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[x]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 11, 2003
                              CLASS B COMMON STOCK

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class B Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Hilton Garden Inn, 25 Old Stratford Road, Shelton, Connecticut on November 11, 2003 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                                                 WITH-   FOR ALL
                                                        FOR      HOLD    EXCEPT

1.    To elect two Class I Directors to serve for
      three-year terms or until their successors are
      elected and qualified:                            [ ]       [ ]      [ ]

      SAMUEL B. FORTENBAUGH III AND ROLF BERGSTROM

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


--------------------------------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.



MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ------------>    [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ------------>    [ ]




                                             -----------------------------------
        Please be sure to sign and date      Date
         this Proxy in the box below.
--------------------------------------------------------------------------------



------ Stockholder sign above -------------- Co-holder (if any) sign above -----


--------------------------------------------------------------------------------
  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -
                        BALDWIN TECHNOLOGY COMPANY, INC.

--------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

                                 REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[x]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 11, 2003
                                 401(k) PLAN

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Hilton Garden Inn, 25 Old Stratford Road, Shelton, Connecticut on November 11, 2003 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.



                                                                           WITH-
                                                                 FOR       HOLD

1.    To elect one Class I Director to serve for a three-year
      term or until her successor is elected and qualified:      [ ]        [ ]

            JUDITH A. MULHOLLAND


2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ------------>    [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ------------>    [ ]


                                             -----------------------------------
        Please be sure to sign and date      Date
         this Proxy in the box below.
--------------------------------------------------------------------------------



------ Stockholder sign above -------------- Co-holder (if any) sign above -----


--------------------------------------------------------------------------------
  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -
                        BALDWIN TECHNOLOGY COMPANY, INC.

--------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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